                                                        UAM Funds


        Cambiar
        Opportunity                                         April 30, 1999
----------------------------------------------------------------------------
        Annual Report
----------------------------------------------------------------------------







                                        [LOGO OF UAM FUNDS APPEARS HERE]

UAM FUNDS                                          CAMBIAR OPPORTUNITY PORTFOLIO
                                    APRIL 30, 1999
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholders' Letter........................................................   1
Portfolio of Investments....................................................   4
Statement of Assets and Liabilities.........................................   7
Statement of Operations.....................................................   8
Statement of Changes in Net Assets..........................................   9
Financial Highlights........................................................  10
Notes to Financial Statements...............................................  11
Report of Independent Accountants...........................................  16

--------------------------------------------------------------------------------

UAM FUNDS                                         CAMBIAR OPPORTUNITY PORTFOLIO
-------------------------------------------------------------------------------


May 1999

Dear Shareholders,

The Cambiar Opportunity Portfolio commenced operations June 30, 1998, just as the global financial system entered a period of substantial turmoil. This was due to a number of factors, such as unprecedented deflationary pressure, a se-ries of banking and financial crises in international markets and high earn-ings volatility among a number of previously stable economic sectors. Although the timing of the start of our fund was auspicious, Cambiar's value-oriented approach was able to take advantage of the volatility and invest in excellent companies trading at historically low valuation levels. Since its start on June 30, 1998 through April 30, 1999, the Portfolio had an impressive return of 23.44% versus 19.12% for the S&P 500 Index. Calendar year-to-date through April 30, 1999, the Portfolio was up 11.52% versus 9.05% for the S&P 500.

We are very pleased with the performance we were able to generate, especially in light of the market environment we have faced over the past year. For most of 1998 and the first 3 months of 1999, the market seemed to be following its most recent experiences. Market breadth remained at historic lows with total returns concentrated in a handful of highly visible large-cap names. Technol-ogy stocks and anything related to the Internet phenomenon generated wild en-thusiasm, despite having extremely volatile and impossible to predict long-term business trajectories. The concentration and narrow focus in the market shifted in April as we witnessed a switch to more value-oriented stocks as in-vestors began to realize the valuations of many growth companies may not be justified by their earnings prospects. We are encouraged to see that the cur-rent investment climate is changing in our favor. Over time, patience should be rewarded.

In 1999, the U.S. economy has surpassed the second longest business cycle of 92 months reached in the 1982 to 1990 period. Economic growth remains solid, and financial markets, after nearly shutting down following the Russian debt default, are again channeling an ample flow of capital to businesses and households. Labor markets have remained tight, but to date, this has failed to ignite the inflationary pressures that many had feared.

The U.S. trade sector is expected to remain negative throughout 1999 and act as a drag on the overall economy. Given the economic problems around the world with perhaps half of the globe in various levels of recession, it is important that the United States continue its growth which will help other nations sta-bilize their economies and begin to recover. Despite good economic growth and improved productivity, corporate profits have sagged over recent quarters. This is attributable in part to some acceleration in labor compensation, but more so to intensified competition and lower prices facing our exporters and those industries competing with imports. This, in turn, has made pricing power virtually non-existent. Synchronized economic growth outside the United States may grant some pricing power to industries that have suffered greatly from a lack thereof until now, which has contributed to a detectable shift in the stock market away from the highest growth names in favor of more traditional businesses.

UAM FUNDS                                         CAMBIAR OPPORTUNITY PORTFOLIO
-------------------------------------------------------------------------------


A comment on the stock market would not be complete without further discussion of the wild performance disparities of 1998. The S&P 500 enjoyed a total re-turn of 28.6%. This was an unprecedented fourth straight year that the index returned over 20%. But breaking down this same index on an equal rather than a capitalization weighted basis reveals remarkable dispersions. The same S&P 500 on an equally weighted basis returned only 12.8% while the median stock return in the S&P 500 was just over 5%. Though the S&P 500 recovered from the third quarter decline to set new records in the fourth quarter, other indices peaked last spring and have not fully recovered. The cap effect and growth leadership generated the widest disparities ever in returns between large and small cap stocks. The median stock return of 5% in 1998 is about 23 percentage points less than the index. During the last 4 years the index has been large cap dom-inated but in the 1995 to 1997 period, the median stock return was within 5 percentage points of the index return in each of those three years.

The net conclusion from the above is that we see opportunity. Despite a market which has reached all time highs statistically as well as on a valuation ba-sis, an enormous swath of companies has not participated meaningfully, and in many cases their stocks trade today at valuation levels not seen in over a de-cade. We feel that our approach is extremely well-suited for an environment of such great valuation disparities and that we are poised to perform well on both a relative and absolute basis for some time to come. We appreciate your confidence and trust in our efforts.

Sincerely,

/s/ Brian Barish
Brian Barish
Senior Vice President
Cambiar Investors, Inc.

    The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. A
     Portfolio's performance assumes the reinvestment of all dividends and distributions.

   There are no assurances that a Portfolio will meet its stated objectives.

 The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 A Portfolio's holdings are subject to change because it is actively managed.

Portfolio changes should not be considered recommendations for action by indi-
                               vidual investors.

                        Definition of Comparative Index

S&P 500 Index is an unmanaged index composed of 400 industrial stocks, 40 fi-nancial stocks, 40 utility stocks and 20 transportation stocks.

     The comparative index assumes reinvestment of dividends and, unlike a Portfolio's returns, does not reflect any fees or expenses. If such fees were reflected in the comparative index's returns, the performance would have been lower.

      Please note that one cannot invest directly in an unmanaged index.

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UAM FUNDS                                          CAMBIAR OPPORTUNITY PORTFOLIO
--------------------------------------------------------------------------------
Growth of a $10,000 Investment

                        -------------------------------
                                TOTAL RETURN**
                        FOR PERIOD ENDED APRIL 30, 1999
                        -------------------------------
                                SINCE 6/30/98*
                        -------------------------------
                                    23.44%
                        -------------------------------

                             [GRAPH APPEARS HERE]

Date                 Cambiar Opportunity    S&P 500 Index
                          Portfolio

6/30/98*                    10,000              10,000
4/30/99                     12,344              11,912

 * Beginning of operations.
** If the Adviser and/or Portfolio service providers had not limited certain expenses, the Portfolio's total return would have been lower.

The investment results represent past performance and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The comparative index assumes reinvestment of dividends and, unlike the Portfolio's returns, does not reflect any fees or expenses. If such fees were reflected in the comparative index's return, the performance would have been lower.

UAM FUNDS                                          CAMBIAR OPPORTUNITY PORTFOLIO
                                    APRIL 30, 1999
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 90.6%

                                                             Shares    Value+
                                                            -------- ----------

AEROSPACE & DEFENSE - 1.7%
 Cordant Technologies, Inc. ...............................      900 $   41,513
                                                                     ----------
AUTO & TRUCK PARTS - 2.4%
 Volkswagen AG ADR.........................................    4,000     56,791
                                                                     ----------
AUTOMOTIVE - 1.9%
 *Lear Corp. ..............................................    1,000     45,875
                                                                     ----------
BANKS - 6.4%
 Bank One Corp. ...........................................    1,200     70,800
 ING Groep N.V. ADR........................................      800     49,100
 Pacific Century Financial Corp. ..........................    1,500     32,625
                                                                     ----------
                                                                        152,525
                                                                     ----------
BEVERAGES, FOOD & TOBACCO - 2.4%
 Philip Morris Cos., Inc. .................................    1,600     56,100
                                                                     ----------
BROADCASTING & PUBLISHING - 1.7%
 *Journal Register Co. ....................................    2,800     40,775
                                                                     ----------
BUILDING MATERIALS - 2.2%
 Owens-Corning Fiberglass Corp. ...........................    1,500     53,437
                                                                     ----------
CHEMICALS - 3.2%
 Minerals Technologies, Inc. ..............................    1,400     75,600
                                                                     ----------
COMMUNICATIONS - 2.3%
 Comsat Corp. .............................................    1,700     55,250
                                                                     ----------
COMPUTERS - 4.4%
 First Data Corp. .........................................    1,500     63,656
 *J.D. Edwards & Co. ......................................    3,000     40,313
                                                                     ----------
                                                                        103,969
                                                                     ----------
COMPUTERS & OFFICE EQUIPMENT - 6.4%
 Computer Associates International, Inc. ..................    3,600    153,675
                                                                     ----------
DIVERSIFIED FINANCE - 1.8%
 Equifax, Inc. ............................................    1,200     43,125
                                                                     ----------
ELECTRONICS - 3.6%
 Royal Philips Electronics N.V. - New York Shares..........    1,000     85,375
                                                                     ----------
HEALTH CARE - 3.0%
 *Genzyme Corp. ...........................................    1,900     71,725
                                                                     ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                          CAMBIAR OPPORTUNITY PORTFOLIO
                                    APRIL 30, 1999
--------------------------------------------------------------------------------

COMMON STOCKS - continued

                                                             Shares    Value+
                                                            -------- ----------

INSURANCE - 4.7%
 Allstate Corp. ...........................................    1,700 $   61,838
 Everest Reinsurance Holdings, Inc. .......................    1,700     51,531
                                                                     ----------
                                                                        113,369
                                                                     ----------
LODGING & RESTAURANTS - 5.6%
 *Brinker International, Inc. .............................    1,300     35,913
 CKE Restaurants, Inc. ....................................    2,300     37,662
 Darden Restaurants, Inc. .................................    2,700     60,244
                                                                     ----------
                                                                        133,819
                                                                     ----------
MANUFACTURING - 3.5%
 Raychem Corp. ............................................    2,000     52,875
 Trinity Industries, Inc. .................................      900     31,331
                                                                     ----------
                                                                         84,206
                                                                     ----------
METALS - 2.4%
 *Owens-Illinois, Inc. ....................................    2,000     58,000
                                                                     ----------
MINING - 4.1%
 DeBeers Consolidated Mines, Ltd. ADR......................    4,000     98,000
                                                                     ----------
MISCELLANEOUS - 2.4%
 Manpower, Inc. ...........................................    2,500     56,562
                                                                     ----------
MULTI-MEDIA - 2.3%
 *CBS Corp. ...............................................    1,200     54,675
                                                                     ----------
NETWORKING - 1.9%
 *Newbridge Networks Corp. ................................    1,200     44,700
                                                                     ----------
PHARMACEUTICALS - 2.4%
 *Elan Corp. plc ADR.......................................    1,100     56,650
                                                                     ----------
RETAIL - 6.8%
 Limited, Inc. ............................................    1,600     70,000
 *Office Depot, Inc. ......................................    4,200     92,400
                                                                     ----------
                                                                        162,400
                                                                     ----------
SOFTWARE - 6.0%
 *Novell, Inc. ............................................    4,700    104,575
 Stewart Enterprises, Inc., Class A........................    2,000     39,750
                                                                     ----------
                                                                        144,325
                                                                     ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                          CAMBIAR OPPORTUNITY PORTFOLIO
                                    APRIL 30, 1999
--------------------------------------------------------------------------------

COMMON STOCKS - continued

                                                            Shares    Value+
                                                           -------- ----------

TECHNOLOGY - 1.9%
 Electronic Data Systems Corp. ...........................      700 $   37,625
 *Symantec Corp. .........................................      400      7,950
                                                                    ----------
                                                                        45,575
                                                                    ----------
TEXTILES & APPAREL - 3.2%
 Warnaco Group, Inc., The.................................    2,900     77,394
                                                                    ----------
 TOTAL COMMON STOCKS (Cost $1,968,631).............................  2,165,410
                                                                    ----------
SHORT-TERM INVESTMENT - 10.5%
                                                             Face
                                                            Amount
                                                           --------
REPURCHASE AGREEMENT
 Chase Securities, Inc. 4.87%, dated 4/30/99, due 5/3/99,
  to be repurchased at 250,101, collateralized by $231,198
  of various U.S. Treasury Obligations, 5.50%-7.00%, due
  5/15/06-5/15/08, valued at $250,132 (Cost $250,000)..... $250,000    250,000
                                                                    ----------
 TOTAL INVESTMENTS - 101.1% (Cost $2,218,631) (a)..................  2,415,410
                                                                    ----------
 OTHER ASSETS AND LIABILITIES (NET) - (1.1)%.......................    (26,603)
                                                                    ----------
 NET ASSETS - 100%................................................. $2,388,807
                                                                    ==========

    + See Note A to Financial Statements.
    * Non-Income Producing Security
ADR American Depositary Receipt
  (a) The cost for federal income tax purposes was $2,218,631. At April 30, 1999, net unrealized appreciation for all securities based on tax cost was $196,779. This consisted of aggregate gross unrealized appreciation for all securities of $326,727 and aggregate gross unrealized depreciation for all securities of $129,948.
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                          CAMBIAR OPPORTUNITY PORTFOLIO
                                    APRIL 30, 1999
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

Assets
Investments, at Cost............................................... $2,218,631
                                                                    ==========
Investments, at Value (including Repurchase Agreement valued at
 $250,000)--Note A................................................. $2,415,410
Cash...............................................................        271
Dividends and Interest Receivable..................................      2,412
Other Assets.......................................................          9
                                                                    ----------
 Total Assets......................................................  2,418,102
                                                                    ----------
Liabilities
Payable to Investment Adviser--Note B..............................      8,681
Payable for Administrative Fees--Note C............................      7,082
Payable for Trustees' Fees--Note G.................................        607
Payable for Custodian Fees--Note D.................................        452
Other Liabilities..................................................     12,473
                                                                    ----------
 Total Liabilities.................................................     29,295
                                                                    ----------
Net Assets......................................................... $2,388,807
                                                                    ==========
Net Assets Consist Of:
Paid in Capital.................................................... $1,952,597
Undistributed Net Investment Income................................     15,948
Accumulated Net Realized Gain......................................    223,483
Unrealized Appreciation............................................    196,779
                                                                    ----------
Net Assets......................................................... $2,388,807
                                                                    ==========
Institutional Class Shares
Shares Issued and Outstanding (Unlimited authorization, no par
 value)............................................................    194,417
Net Asset Value, Offering and Redemption Price Per Share...........     $12.29
                                                                        ======

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                         CAMBIAR OPPORTUNITY PORTFOLIO
                                    FOR THE PERIOD JUNE 30, 1998* TO APRIL 30,
                                    1999
-------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

Investment Income
Dividends............................................................. $ 13,341
Interest..............................................................    9,103
                                                                       --------
 Total Income.........................................................   22,444
                                                                       --------
Expenses
Investment Advisory Fees--Note B......................................   12,984
Administrative Fees--Note C...........................................   49,081
Printing Fees.........................................................   16,744
Filing and Registration Fees..........................................   10,277
Audit Fees............................................................    8,200
Legal Fees............................................................    3,569
Custodian Fees--Note D................................................    2,468
Trustees' Fees--Note G................................................    2,422
Other Expenses........................................................    4,067
Investment Advisory Fees Waived--Note B...............................  (12,984)
Expenses Assumed by the Adviser--Note B...............................  (79,780)
                                                                       --------
 Net Expenses Before Expense Offset...................................   17,048
Expense Offset--Note A................................................     (124)
                                                                       --------
 Net Expenses After Expense Offset....................................   16,924
                                                                       --------
Net Investment Income.................................................    5,520
                                                                       --------
Net Realized Gain on Investments......................................  223,483
Net Change in Unrealized Appreciation/Depreciation of Investments.....  196,779
                                                                       --------
Net Gain on Investments...............................................  420,262
                                                                       --------
Net Increase in Net Assets Resulting From Operations.................. $425,782
                                                                       ========

* Commencement of Operations
The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                          CAMBIAR OPPORTUNITY PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                      June 30,
                                                                      1998* to
                                                                     April 30,
                                                                        1999
                                                                     ----------
Increase (Decrease) in Net Assets
Operations:
 Net Investment Income.............................................  $    5,520
 Net Realized Gain.................................................     223,483
 Net Change in Unrealized Appreciation/Depreciation................     196,779
                                                                     ----------
 Net Increase in Net Assets Resulting from Operations..............     425,782
                                                                     ----------
Distributions:
Net Investment Income..............................................      (5,895)
                                                                     ----------
Capital Share Transactions: (1)
 Issued............................................................   2,225,861
 In Lieu of Cash Distributions.....................................       4,455
 Redeemed..........................................................    (261,396)
                                                                     ----------
 Net Increase from Capital Share Transactions......................   1,968,920
                                                                     ----------
 Total Increase....................................................   2,388,807
Net Assets:
 Beginning of Period...............................................         --
                                                                     ----------
 End of Period (including undistributed net investment income of
  $15,948).........................................................  $2,388,807
                                                                     ==========
(1) Shares Issued and Redeemed:
 Shares Issued.....................................................     217,909
 In Lieu of Cash Distributions.....................................         483
 Shares Redeemed...................................................     (23,975)
                                                                     ----------
                                                                        194,417
                                                                     ==========

*Commencement of Operations
The accompanying notes are an integral part of the financial statements.

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FINANCIAL HIGHLIGHTS
                                               Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout the Period

                                                                   June 30,
                                                                   1998* to
                                                                   April 30,
                                                                     1999
                                                                   ---------
Net Asset Value, Beginning of Period..............................  $10.00
                                                                    ------
Income From Investment Operations
 Net Investment Income............................................    0.04
 Net Realized and Unrealized Gain on Investments..................    2.29
                                                                    ------
 Total from Investment Operations.................................    2.33
                                                                    ------
Distributions
 Net Investment Income............................................   (0.04)
                                                                    ------
Net Asset Value, End of Period....................................  $12.29
                                                                    ------
Total Return+.....................................................   23.44%***
                                                                    ======
Ratios and Supplemental Data
Net Assets, End of Period (Thousands).............................  $2,389
Ratio of Expenses to Average Net Assets...........................    1.31%**
Ratio of Net Investment Income to Average Net Assets..............    0.42%**
Portfolio Turnover Rate...........................................      78%
Ratio of Voluntarily Waived Fees and Expenses Assumed by the
 Adviser to Average Net Assets....................................    7.14%**
Ratio of Expenses to Average Net Assets Including Expense
 Offsets..........................................................    1.30%**

  * Commencement of Operations
 **  Annualized
***  Not Annualized
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser.
The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                         CAMBIAR OPPORTUNITY PORTFOLIO
-------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS

  UAM Funds Trust and UAM Funds, Inc. (collectively the "UAM Funds") are reg-istered under the Investment Company Act of 1940, as amended. The Cambiar Op-portunity Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a diversified, open-end management investment company. At April 30, 1999, the UAM Funds were comprised of 44 active portfolios. The information presented in the financial statements pertains only to the Portfolio. The objective of the Portfolio is to provide capital growth and preservation by investing primarily in common stocks that have limited downside risk with positive upside poten-tial.

  A. Significant Accounting Policies: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
    1. Security Valuation: Investments for which market quotations are read-ily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined using the average between the last reported bid and last reported offer prices quoted on such day. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quota-tions are readily available is determined in good faith at fair value fol-lowing procedures approved by the Board of Trustees.
    2. Federal Income Taxes: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue
  Code and to distribute all of its taxable income. Accordingly, no provi-sion for Federal income taxes is required in the financial statements.
    3. Repurchase Agreements: In connection with transactions involving re-purchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued inter-est. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to deter-mine the adequacy of the collateral. In the event of default on the obli-gation to repurchase, the Portfolio has the right to liquidate the collat-eral and apply the proceeds in satisfaction

UAM FUNDS                                         CAMBIAR OPPORTUNITY PORTFOLIO
-------------------------------------------------------------------------------

  of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collat-eral or proceeds may be subject to legal proceedings.
    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash bal-ances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collat-eral requirements as discussed above.
    4. Distributions to Shareholders: The Portfolio will distribute substan-tially all of its net investment income quarterly. Any realized net capi-tal gains will be distributed at least annually. All distributions are re-corded on ex-dividend date.
    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.
    Permanent book and tax basis differences relating to shareholder distri-butions resulted in reclassifications of $16,323 to increase undistributed net investment income and $16,323 to decrease paid in capital.
    Permanent book-tax differences, if any, are not included in ending un-distributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.
    5. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Ex-penses which cannot be directly attributed to a portfolio are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets, if any, for custodian balance credits.

  B. Investment Advisory Services: Under the terms of an investment advisory agreement, Cambiar Investors, Inc. (the "Adviser"), a subsidiary of United As-set Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 1.00% of average daily net assets for the month. The Adviser has voluntarily agreed to waive a por-tion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of ex-pense offset arrangements, from exceeding 1.30% of average daily net assets.

UAM FUNDS                                         CAMBIAR OPPORTUNITY PORTFOLIO
-------------------------------------------------------------------------------


  C. Administrative Services: UAM Funds Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agree-ment"). The Administrator has entered into a Mutual Funds Service Agreement (the "Mutual Funds Service Agreement") with Chase Global Funds Services Com-pany ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC provides certain services including administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services.

  Pursuant to the Agreement, the Portfolio paid the Administrator a two part monthly fee:
  --a Portfolio-specific monthly fee of 0.04% per annum of the average daily net assets of the Portfolio, which is retained by the Administrator.
  --a sub-administration fee (the "Sub-Administration Fee") which the Admin-istrator in turn pays to CGFSC on a monthly basis. Until October 23, 1998 the sub-administration fee was calculated on the combined aggregate net assets of the funds administered by UAM at the following rates:
    0.19% of the first $200 million; plus 0.11% of the next $800 million; plus 0.07% of the next $2 billion; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The Sub-Administration Fee was allo-cated among the portfolios of the UAM Funds on the basis of their rela-tive net assets and was subject to a graduated minimum fee schedule per portfolio, which increased from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years.

  Effective October 23, 1998, the Mutual Funds Service Agreement with CGFSC was revised to exclude dividend disbursing, shareholder servicing and transfer agent services. Pursuant to the revised Mutual Funds Service Agreement, the Sub-Administration Fee paid by the Portfolio to the Administrator and in turn paid to CGFSC is calculated at the annual rate of no more than $52,500 for the first operational share class annually plus 0.039% of its pro rata share of the combined average net assets of the UAM Funds.

  For the period ended April 30, 1999, UAM Funds Services, Inc. earned $49,081 from the Portfolio as Administrator of which $36,132 was paid to CGFSC for its services.

  Effective October 23, 1998, dividend disbursing and transfer agent services were sub-contracted to DST Systems, Inc. and shareholder servicing has been sub-contracted to UAM Shareholder Service Center, Inc., an affiliate of UAM. The

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UAM FUNDS                                         CAMBIAR OPPORTUNITY PORTFOLIO
-------------------------------------------------------------------------------

Portfolio pays dividend disbursing, transfer agent and shareholder servicing fees to the Administrator who in turn pays them to DST Systems, Inc. and UAM Shareholder Services Center, Inc., as appropriate. For the period from June 30, 1998 to April 30, 1999, the Portfolio incurred $4,580 in shareholder ser-vicing fees with UAM Shareholder Service Center, Inc. This fee is based on the number of classes and shareholder accounts.

  Effective April 15, 1999, in exchange for administrative services, the Port-folio pays the Administrator an annual base fee which is retained by the Ad-ministrator, calculated at the annual rate equal to $14,500 for the first op-erational share class.

  D. Custodian: The Chase Manhattan Bank is custodian for the Portfolio's as-sets and the assets are held in accordance with the custodian agreement.

  E. Distribution Services: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

  F. Account Services: Through January 1, 1999 the UAM Funds had contracted with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM, to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provided participant recordkeeping. Pursuant to the terms of the agreement, the Service Provider was entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which it provided services. The agreement was terminated effective January 1, 1999.

  G. Trustees' Fees: Each Trustee, who is not an officer or affiliated person, receives $2,000 per meeting attended plus reimbursement of expenses incurred in attending Trustee meetings, which is allocated proportionally among the ac-tive portfolios of UAM Funds, plus a quarterly retainer of $150 for each ac-tive portfolio of the UAM Funds.

  H. Purchases and Sales: For the period ended April 30, 1999, the Portfolio made purchases of $2,824,995 and sales of $1,079,830 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

  I. Line of Credit: The Portfolio, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to partici-pate in a $100 million unsecured line of credit with several banks. Borrowings will

UAM FUNDS                                         CAMBIAR OPPORTUNITY PORTFOLIO
-------------------------------------------------------------------------------

be made solely to temporarily finance the repurchase of capital shares. Inter-est is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a com-mitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the period ended April 30, 1999, the Portfolio had no borrowings under the agreement.

  J. Other: At April 30, 1999, 71% of total shares outstanding were held by 3 record shareholders, each owning 10% or greater of the aggregate total shares outstanding.

                                      15
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UAM FUNDS                                         CAMBIAR OPPORTUNITY PORTFOLIO
-------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of
UAM Funds Trust and Shareholders of
Cambiar Opportunity Portfolio

In our opinion, the accompanying statement of assets and liabilities, includ-ing the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Cambiar Opportunity Portfolio (the "Portfolio"), a Portfolio of the UAM Funds Trust, at April 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with generally accepted ac-counting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assur-ance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting princi-ples used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which in-cluded confirmation of securities at April 30, 1999 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts
June 18, 1999

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UAM FUNDS                                          CAMBIAR OPPORTUNITY PORTFOLIO
--------------------------------------------------------------------------------

Federal Income Tax Information: (Unaudited)
For the period ended April 30, 1999, the percentage of dividends paid from in-vestment company taxable income that qualify for the 70% dividend received de-duction for corporate shareholders is 4.01% for the Cambiar Opportunity Portfo-lio.

The percentage of income earned from direct treasury obligations was 18.06% for the Cambiar Opportunity Portfolio.

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UAM FUNDS                                          CAMBIAR OPPORTUNITY PORTFOLIO
--------------------------------------------------------------------------------

Officers and Trustees

Norton H. Reamer                        William H. Park
Trustee, President and Chairman         Vice President


John T. Bennett, Jr.                    Michael E. DeFao
Trustee                                 Secretary


Nancy J. Dunn                           Gary L. French
Trustee                                 Treasurer


Philip D. English                       Robert R. Flaherty
Trustee                                 Assistant Treasurer


William A. Humenuk                      Michael J. Leary
Trustee                                 Assistant Treasurer


James P. Pappas                         Michelle Azrialy
Trustee                                 Assistant Secretary

Peter M. Whitman, Jr.
Trustee
--------------------------------------------------------------------------------
UAM Funds
P.O. Box 419081
Kansas City, MO 64141-6081
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
Cambiar Investors, Inc.
8400 East Prentice Avenue
Suite 460
Englewood, CO 80111

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110

                                          This report has been prepared for
                                          shareholders and may be distributed
                                          to others only if preceded or
                                          accompanied by a current prospectus.